UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2011

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On November 7, Varian Semiconductor Equipment Associates, Inc. (“Varian”) learned that its previously announced proposed acquisition by Applied Materials, Inc. has received regulatory clearance from the Ministry of Commerce of the People’s Republic of China.  The parties expect to close the merger on November 10, 2011 subject to the satisfaction or waiver of all remaining closing conditions set forth in that certain Agreement and Plan of Merger dated May 3, 2011.

Safe Harbor Statement.

This report contains a forward-looking statement regarding the anticipated closing of the acquisition of Varian, which is subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those stated or implied, including but not limited to the parties’ ability to satisfy conditions precedent to consummation of the planned acquisition in a timely manner or at all, and other risks described in Varian’s filings with the Securities and Exchange Commission.  All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Varian does not undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. (Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday

Title:	Executive Vice President and Chief Financial Officer

Date: November 7, 2011

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